                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                              January 11, 2007


                         Luminent Mortgage Trust 2006-7
                         ------------------------------
               (Exact name of registrant as specified in charter)



                 Delaware                  333-135084         20-5024575
            ------------------------------------------------------------
            (State or other jurisdiction  (Commission        (IRS Employer
              of incorporation)          File Number)  Identification No.)


              101 California Street, 13th Floor, San Francisco, CA 94111
              ----------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (415) 978-3000
                                                           --------------


      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 8.01.    Other Events.

     Lares Asset Securitization, Inc. (the "Registrant") registered issuance of its Luminent Mortgage Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (333-135084) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $792,898,000 aggregate principal amount of Class A and Class B of its Luminent Mortgage Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7 (collectively, the "Certificates") on December 27, 2006. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated July 20, 2006, as supplemented by the Prospectus Supplement dated December 22, 2006 (the "Prospectus Supplement") to file a copy of the Pooling Agreement.

     The Certificates were issued pursuant to a Pooling Agreement, dated as of December 1, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee. A copy of the Pooling Agreement is attached hereto as Exhibit 4.1.

Item 9.01    Financial Statements, Pro Forma Financial Statements and Exhibits.
             -----------------------------------------------------------------

Information and Exhibits

     (a)  Financial Statements of business acquired.

          Not  applicable.

     (b)  Pro Forma financial information.

          Not  applicable.

     (c)  Exhibits.

1.1 Underwriting Agreement, dated as of December 27, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, and accepted and agreed to by Barclays Capital, Inc., on behalf of the underwriters.

4.1 Pooling Agreement, dated as of December 1, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee.

99.1 Custodial Agreement, dated as of December 1, 2006, by and between Wells Fargo Bank, N.A., as custodian and HSBC Bank USA, National Association, as trustee.

99.2 The Mortgage Loan Purchase Agreement, dated as of November 1, 2006, by and between Barclays Bank PLC, as purchaser, and American Home Mortgage Corp., as seller.

99.3 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among American Home Mortgage Corp. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee.

99.4 The Flow Sale and Servicing Agreement, dated as of April 21, 2006, by and between the Sponsor, the Seller, Mercury Mortgage Finance Statutory Trust, as purchasers, and IndyMac Bank, F.S.B., as seller.

99.5 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among IndyMac Bank, F.S.B. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee.

99.6 The Flow Sale Agreement, dated as of November 1, 2006, by and between the Sponsor, the Seller and Mercury Mortgage Finance Statutory Trust, as sellers, and Lehman Capital, A Division of Lehman Brothers Holdings Inc., as seller.

99.7 The Flow Servicing Agreement, dated as of November 1, 2006, by and between the Sponsor, the Seller and Mercury Mortgage Finance Statutory Trust, as purchasers, Aurora Loan Services LLC, as servicer and Lehman Capital, A Division of Lehman Brothers Holdings Inc., as servicing rights owner.

99.8 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among Aurora Loan Services LLC as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee.

99.9 Master Purchase and Servicing Agreement, dated as of May 1, 2006, by and between Wachovia Bank, National Association, as purchaser, and National City Mortgage Co., as seller.

99.10 Agreement (Compliance with Regulation AB) dated as of April 17, 2006, by and between Wachovia Bank, National Association, as purchaser, and National City Mortgage Co., as seller.

99.11 The Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, by and among Wachovia Bank, National Association, as assignor, National City Mortgage Co, as servicer, and the Seller, as assignee, which references that certain Master Purchase and Servicing Agreement, dated as of May 1, 2006, and that certain Agreement (Compliance with Regulation AB) dated as of April 17, 2006, by and between Wachovia Bank, National Association, as purchaser, and National City Mortgage Co., as seller.

99.12 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among National City Mortgage Co. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee.

99.13 The Master Mortgage Loan Purchase and Servicing Agreement, dated as of October 1, 2006, by and among GreenPoint Mortgage Funding, inc., as seller and servicer, and the sponsor, the Seller and Mercury Mortgage Finance Statutory Trust, as purchasers.

99.14 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among Greenpoint Mortgage Funding, Inc. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee.

























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
                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 11, 2006              LARES ASSET SECURITIZATION, INC.


                                      By: /s/ S. Trezevant Moore, Jr.
                                          ---------------------------
                                      Name:  S. Trezevant Moore, Jr.
                                      Title: President

                                 Exhibit Index
                                 -------------


Exhibit No.                                                                 Page
-----------                                                                 ----

1.1 Underwriting Agreement, dated as of December 27, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, and accepted and agreed to by Barclays Capital, Inc., as underwriter............................................[Electronic Format]

4.1 Pooling Agreement, dated as of December 1, 2006, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee...............[Electronic Format]

99.1 Custodial Agreement, dated as of December 1, 2006, by and between Wells Fargo Bank, N.A., as custodian and HSBC Bank USA, National Association, as trustee................................................[Electronic Format]

99.2 The Mortgage Loan Purchase Agreement, dated as of November 1, 2006, by and between Barclays Bank PLC, as purchaser, and American Home Mortgage Corp., as seller..............................................[Electronic Format]

99.3 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among American Home Mortgage Corp. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee.............................................[Electronic Format]

99.4 The Flow Sale and Servicing Agreement, dated as of April 21, 2006, by and between the Sponsor, the Seller, Mercury Mortgage Finance Statutory Trust, as purchasers, and IndyMac Bank, F.S.B., as seller.................................................[Electronic Format]

99.5 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among IndyMac Bank, F.S.B. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as  trustee............................................[Electronic Format]

99.6 The Flow Sale Agreement, dated as of November 1, 2006, by and between the Sponsor, the Seller and Mercury Mortgage Finance Statutory Trust, as sellers, and Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
      as seller..............................................[Electronic Format]

99.7 The Flow Servicing Agreement, dated as of November 1, 2006, by and between the Sponsor, the Seller and Mercury Mortgage Finance Statutory Trust, as purchasers, Aurora Loan Services LLC, as servicer and Lehman Capital, A Division of Lehman Brothers Holdings Inc., as servicing rights owner...................................................[Electronic Format]

99.8 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among Aurora Loan Services LLC as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee................................................[Electronic Format]

99.9 Master Purchase and Servicing Agreement, dated as of May 1, 2006, by and between Wachovia Bank, National Association, as purchaser, and National
      City Mortgage Co., as seller...........................[Electronic Format]

99.10 Agreement (Compliance with Regulation AB) dated as of April 17, 2006, by and between Wachovia Bank, National Association, as purchaser, and
      National City Mortgage Co., as seller..................[Electronic Format]

99.11 The Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, by and among Wachovia Bank, National Association, as assignor, National City Mortgage Co, as servicer, and the Seller, as assignee, which references that certain Master Purchase and Servicing Agreement, dated as of May 1, 2006, and that certain Agreement (Compliance with Regulation AB) dated as of April 17, 2006, by and between Wachovia Bank, National Association, as purchaser, and National City Mortgage Co., as seller.................................................[Electronic Format]

99.12 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among National City Mortgage Co. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee.............................................[Electronic Format]

99.13 The Master Mortgage Loan Purchase and Servicing Agreement, dated as of October 1, 2006, by and among GreenPoint Mortgage Funding, inc., as seller and servicer, and the sponsor, the Seller and Mercury Mortgage Finance
      Statutory Trust, as purchasers..........................[Electronic Format

99.14 Reconstituted Servicing Agreement, dated as of December 27, 2006, by and among Greenpoint Mortgage Funding, Inc. as servicer, Lares Asset Securitization, Inc. as depositor, Maia Mortgage Finance Statutory Trust as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Asociation, as trustee................................................[Electronic Format]











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